SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No.        )

Filed by the Registrant [X]
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Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------
                      Eaton Vance Special Investment Trust

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
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(2)  Aggregate number of securities to which transaction applies:
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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
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     previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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
                EATON VANCE INSTITUTIONAL SHORT TERM INCOME FUND
               EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                                                                   April 8, 2003


Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Institutional Short Term Income Fund and Eaton Vance Institutional Short Term Treasury Fund (each a "Fund"), series of Eaton Vance Special Investment Trust (the "Trust"), on Friday, June 6, 2003. There is only one item on the agenda, but it is an important one - the election of Trustees. We ask you to read the enclosed information carefully and to submit your vote promptly.

Since the Trustee proposal is common to the Funds, we have combined our discussion into a single proxy statement, which will reduce Fund expenses. Please note that we are required to provide you with one proxy card for each account that you own.

In the proxy statement that follows this letter, the current Trustees are asking shareholders to elect a slate of Trustees that includes all of the existing Trustees (except for one who is retiring) and one new Trustee. The existing Trustees serve on the Boards of multiple Eaton Vance funds. If the entire slate is elected, at least two-thirds of the Board will continue to be composed of Trustees who are independent of Fund management.

We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, your Fund does need your vote. You can vote by MAIL, TELEPHONE, or over the INTERNET, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. BY VOTING PROMPTLY, YOU CAN HELP YOUR FUND AVOID THE EXPENSE OF ADDITIONAL MAILINGS.

If you would like  additional  information  concerning the election of Trustees,
please  call  one  of  our  service  representatives  at  1-866-387-2378.   Your
participation in this vote is extremely important.

                                        Sincerely,

                                        /s/ James B. Hawkes

                                        James B. Hawkes
                                        President and Chief Executive Officer
                                        Eaton Vance Management


        YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

                EATON VANCE INSTITUTIONAL SHORT TERM INCOME FUND
               EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 6, 2003

A Special Meeting of Shareholders of each Fund will be held at the principal office of the Funds, The Eaton Vance Building, 255 State Street, Boston,
Massachusetts  02109,  on Friday,  June 6, 2003 at 1:30 P.M.  (Eastern  Standard
Time), for the following purposes:

 1.  To consider and act upon a proposal to elect Trustees.

 2. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

The proposal to elect Trustees is discussed in greater detail in the following pages.

The meeting is called pursuant to the By-Laws of each Fund. The Board of Trustees of the Funds have fixed the close of business on April 8, 2003 as the record date for the determination of the shareholders of each Fund entitled to notice of and to vote at the meeting and any adjournments thereof.


                                        By Order of the Board of Trustees

                                        /s/ Alan R. Dynner

                                        Alan R. Dynner
                                        Secretary

April 8, 2003
Boston, Massachusetts

                                    IMPORTANT

SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO EACH FUND OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY OR VOTING BY TELEPHONE OR OVER THE INTERNET. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                EATON VANCE INSTITUTIONAL SHORT TERM INCOME FUND
               EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                                 PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Meeting of the Funds to be held June 6, 2003 at The Eaton Vance Building, 255 State Street, Boston, MA 02109 for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. Shareholders may also vote by telephone or over the Internet. All proxies are solicited on behalf of the Board of Trustees. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Funds' proxy tabulator, Management Information Services, an ADP Company, P.O. Box 9123, Hingham, MA 02043-9123, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. This proxy material is initially being mailed to shareholders on or about April 8, 2003. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

The Trustees have fixed the close of business on April 8, 2003 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of March 24, 2003, there were 1,199,761 and 13,760 outstanding shares of beneficial interest of Eaton Vance Institutional Short Term Income Fund and Eaton Vance Institutional Short Term Treasury Fund, respectively.

As of March 24, 2003, the outstanding shares of Eaton Vance Institutional Short Term Income Fund were beneficially owned by Eaton Vance Management (a Massachusetts business trust and a wholly-owned subsidiary of Eaton Vance Corp.), which owned 1,000,001 shares or 83.4% of the outstanding shares; PPD Development, LP, Wilmington, NC, which owned 99,980 shares or 8.3% of the outstanding shares; and Big Lots Stores Inc., Columbus, OH, which owned 99,780 shares or 8.3% of the outstanding shares. As of the same date, Eaton Vance Management owned beneficially 13,760 shares or 100% of the outstanding shares of Eaton Vance Institutional Short Term Treasury Fund. The Trustees, nominees for Trustee, and executive officers of the Trust, as a group, own beneficially less than 1% of the outstanding shares of such Fund. As noted in Proposal 1, a plurality of the shares of the entire Trust is required to approve that proposal. Election of Trustees is non-cumulative.

The Trustees know of no business other than the business mentioned in Proposal 1 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

EACH FUND WILL FURNISH WITHOUT CHARGE A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING TO OBTAIN A COPY OF SUCH REPORT SHOULD WRITE TO THE FUND C/O EATON VANCE MANAGEMENT, THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MA 02109, ATTN: PROXY COORDINATOR, OR CALL 1-866-387-2378.

                        PROPOSAL 1. ELECTION OF TRUSTEES

The Board of Trustees has proposed that the slate of persons listed in the table set forth below be elected as Trustees of the Trust. Each person currently serves as a Trustee for multiple funds in the Eaton Vance Group of Funds, except for Mr. Park who is a nominee for election to the Board. If elected, Mr. Park will replace Mr. Treynor, a current Trustee who is retiring pursuant to the Trust's mandatory retirement policy and who is not proposed for election. Other than the nomination of Mr. Park and the retirement of Mr. Treynor, the slate of nominees for the Board consists of persons currently serving as Trustees on the Board.

TRUSTEE NOMINATIONS

The nominees for Trustee and their principal occupations for at least the last five years are set forth in the table below. Each Trustee holds office until his or her successor is elected and qualified. Information about the Trust officers appears below under "Additional Information".

INTERESTED TRUSTEES

James B. Hawkes is an "interested person" as defined in the Investment Company Act of 1940 (the "1940 Act") by reason of his affiliations with Eaton Vance Management ("EVM" or "Eaton Vance"); Boston Management and Research ("BMR"), a wholly-owned subsidiary of EVM; and Eaton Vance Distributors, Inc. ("EVD"), a wholly-owned subsidiary of EVM. EVM, BMR and EVD are indirect wholly-owned subsidiaries of Eaton Vance Corp. ("EVC"), a publicly traded holding company. EVC and Eaton Vance Inc. ("EV") are the corporate parent and trustee, respectively, of Eaton Vance and BMR. (EVM, EVD, EVC, BMR and their affiliates are sometimes referred to collectively as the "Eaton Vance Organization".)

Jessica M. Bibliowicz is an "interested person" because of her affiliation with a brokerage firm that is and has been a dealer in shares of the Funds and of other funds for which EVM or BMR acts as investment adviser or for which EVD serves as principal underwriter.

                                                                                                   Number of
                                                                                                 Portfolios in
                                                                                                  Fund Complex          Other
                                             Term of                                              Overseen by       Directorships
                           Position(s)    Office(2) and                                            Trustee or      Held by Trustee
Name, Address             Held with the     Length of       Principal Occupation(s) During        Nominee for       or Nominee for
and Age(1)                    Trust        Time Served              Past Five Years                Trustee(3)          Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees

JESSICA M. BIBLIOWICZ        Trustee        Since 1998      President and Chief Executive             191          None
DOB: 11/28/59                                               Officer of National Financial
                                                            Partners (financial services
                                                            company) (since April 1999).
                                                            President and Chief Operating
                                                            Officer of John A. Levin & Co.
                                                            (registered investment adviser)
                                                            (July 1997 to April 1999) and a
                                                            Director of Baker, Fentress &
                                                            Company, which owns John A. Levin
                                                            & Co. (July 1997 to April 1999).

JAMES B. HAWKES              Trustee        Since 1989      Chairman, President and Chief             191          Director of EVC
DOB: 11/9/41                                                Executive Officer of BMR, Eaton
                                                            Vance, EVC and EV; Vice President
                                                            of EVD.  Trustee and/or officer of
                                                            191 registered investment
                                                            companies in the Eaton Vance Group
                                                            of Funds.

                                                                                                   Number of
                                                                                                 Portfolios in
                                                                                                  Fund Complex          Other
                                             Term of                                              Overseen by       Directorships
                           Position(s)    Office(2) and                                            Trustee or      Held by Trustee
Name, Address             Held with the     Length of       Principal Occupation(s) During        Nominee for       or Nominee for
and Age(1)                    Trust        Time Served              Past Five Years                Trustee(3)          Trustee
------------------------------------------------------------------------------------------------------------------------------------
Noninterested Trustees

DONALD R. DWIGHT             Trustee        Since 1989      President of Dwight Partners, Inc. (a     191         Trustee/Director
DOB: 3/26/31                                                corporate relations and communications                of the Royce
                                                            company).                                             Funds (mutual
                                                                                                                  funds) consisting
                                                                                                                  of 17 portfolios

SAMUEL L. HAYES, III         Trustee        Since 1989      Jacob H. Schiff Professor of Investment   191         Director of
DOB: 2/23/35                                                Banking Emeritus, Harvard University                  Tiffany & Co.
                                                            Graduate School of Business                           (specialty
                                                            Administration.                                       retailer) and
                                                                                                                  Telect, Inc.
                                                                                                                  (telecommunication
                                                                                                                  services company)

WILLIAM H. PARK              Current Nominee   - - -        President and Chief Executive Officer,    191         None
DOB: 9/19/47                 for Trustee                    Prizm Capital Management, LLC
                                                            (investment management firm) (since
                                                            2002). Executive Vice President and
                                                            Chief Financial Officer, United Asset
                                                            Management Corporation (a holding
                                                            company owning institutional investment
                                                            management firms) (1982-2001).

NORTON H. REAMER             Trustee        Since 1989      President, Unicorn Corporation (an        191         None
DOB: 9/21/35                                                investment and financial advisory
                                                            services company) (since September
                                                            2000).  Chairman, Hellman, Jordan
                                                            Management Co., Inc. (an investment
                                                            management company) (since November
                                                            2000).  Advisory Director of Berkshire
                                                            Capital Corporation (investment banking
                                                            firm) (since June 2002).  Formerly,
                                                            Chairman of the Board, United Asset
                                                            Management Corporation and Chairman,
                                                            President and Director, UAM Funds
                                                            (mutual funds).

LYNN A. STOUT                Trustee        Since 1998      Professor of Law, University of           191         None
DOB: 9/14/57                                                California at Los Angeles School of Law
                                                            (since July 2001).  Formerly, Professor
                                                            of Law, Georgetown University Law
                                                            Center.

(1) The business address of each Trustee is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2) As noted under "Trustee Nominations," each Trustee holds office until his or her successor is elected and qualified.
(3)  Includes both master and feeder funds in master-feeder structure.

The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all Eaton Vance Funds overseen by the Trustee as of February 28, 2003. The valuation date for the shares owned by Trustees is February 28, 2003.

                                                        Dollar Range of Equity Securities Owned by

                            Jessica        James B.     Donald R.       Samuel L.       William H.    Norton H.      Lynn A.
Fund Name                  Bibliowicz(1)   Hawkes(1)   Dwight(2)(3)   Hayes, III(2)(3)  Park(2)(3)    Reamer(2)    Stout(2)(3)
---------                  -------------   ---------   ------------   ----------------  ----------    ---------    -----------
Eaton Vance Institutional
Short Term Income Fund         None          None         None             None           None          None          None
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Institutional
Short Term Treasury Fund       None          None         None             None           None          None          None
------------------------------------------------------------------------------------------------------------------------------------

Aggregate Dollar Range of    $10,001-   Over $100,000  Over $100,000   Over $100,000    $50,000-    Over $100,000   $10,001-
Equity Securities Owned      $50,000                                                    $100,000                    $50,000
in all Registered Funds
Overseen by Trustee in the
Eaton Vance Gruop of Funds

(1)  Interested Trustee
(2)  Noninterested Trustee
(3) For some Funds, figures include shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.

Unless authority to vote for election of one or more of the nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of voting in favor of the election of all nominees as Trustees as described above to hold office in accordance with the By-Laws. Each Trustee nominee has consented to stand for election and to serve as a Trustee if elected. If any nominee should be unable to serve, an event not now anticipated, the discretionary power given in the proxy may be used to vote for a substitute nominee as designated by the Board of Trustees to replace such person (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

BOARD MEETINGS AND COMMITTEES

During the calendar year ended December 31, 2002, the Trustees met nine times, the Special Committee met four times, the Audit Committee met once and the Nominating Committee met seven times. Each Trustee currently serving on the Board attended at least 75% of such Board and committee meetings on which he or she serves.

The Nominating, Audit and Special Committees of the Board of Trustees are each comprised of Trustees who are not "interested persons" as that term is defined under the 1940 Act.

Messrs. Treynor (Chairman), Dwight, Hayes, Reamer and Ms. Stout currently serve on the Nominating Committee. The purpose of the Nominating Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates. The Trustees will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

Messrs. Treynor (Chairman), Dwight, Hayes and Reamer are members of the Audit Committee of the Board of Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of the Funds and certain service providers.

Messrs. Hayes (Chairman), Dwight, Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to a Fund, including investment advisory, administrative, transfer agency, custodial and/or fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with a Fund or its shareholders.

REMUNERATION OF TRUSTEES

Trustees of the Trust who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees' Plan"). Under each Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Trust in the shares of one or more funds in the Eaton Vance Group of Funds, and the amount paid to the Trustees under each Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with each Trustees' Plan will have a negligible effect on a Fund's assets, liabilities, and net income per share, and will not obligate the Trust to retain the services of any Trustee or obligate the Trust to pay any particular level of compensation to the Trustee. The Trust does not have a retirement plan for Trustees. The fees and expenses of those Trustees who are not members of the Eaton Vance Organization are paid by the Trust. The compensation earned by the Trustees who are not members of the Eaton Vance Organization in their capacities as Trustees of the Trust as of December 31, 2002 (the Funds' most recent fiscal year end), and the compensation earned in their capacities as Trustees of the funds in the Eaton Vance fund complex for the year ended December 31, 2002, is set forth in the following table.

   Source of        Jessica M.      Donald R.      Samuel L.      Norton H.     Lynn A.
 Compensation       Bibliowicz       Dwight       Hayes, III       Reamer        Stout
 ------------       ----------       ------       ----------       ------        -----
   Trust(2)          $  6,555      $  5,839        $  6,183      $  5,772     $  6,626
Complex Total(1)      160,000       162,500(3)      180,000       160,000      160,000(4)

(1) As of February 28, 2003, the Eaton Vance fund complex consisted of 191 registered investment companies or series thereof.
(2)  The Trust consisted of 12 Funds as of December 31, 2002.
(3)  Includes $60,000 of deferred compensation.
(4)  Includes $16,000 of deferred compensation.

VOTING AT THE MEETING

Unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of authorizing each Fund to vote in favor of the election of the nominees set forth in Proposal 1 to be Trustees of the Trust, to hold office until their successors are elected and qualified.

VOTE REQUIRED TO APPROVE PROPOSAL 1

The Trust's Board of Trustees shall be elected by a plurality of the shares of the entire Trust voted in person or by proxy. As noted above, Eaton Vance owns a majority of the outstanding shares of both Funds. However, because the Board of Trustees is elected by a plurality of the entire Trust, which includes ten other funds, the voting of Eaton Vance's Fund shares will not control the election of the Board of Trustees of the Trust.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE TO ELECT EACH NOMINEE AS A TRUSTEE OF THE TRUST.

                       NOTICE TO BANKS AND BROKER/DEALERS

The Funds have previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to EATON VANCE MANAGEMENT, THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MA 02109, ATTN: PROXY COORDINATOR.

                             ADDITIONAL INFORMATION

AUDITORS, AUDIT FEES AND ALL OTHER FEES

Deloitte & Touche LLP ("Deloitte"), 200 Berkeley Street, Boston, MA 02116, serve as independent accountants of the Funds. Deloitte is expected to be represented at the Special Meeting but, if not, a representative will be available by telephone should the need for consultation arise. Deloitte's representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. As of February 28, 2003, Eaton Vance Institutional Short Term Income Fund had not completed its first year of operations; no fees have been billed to date but the Fund estimates its fees for its first fiscal year to be an aggregate of $14,180 in audit fees and $6,000, in non-audit fees. For the most recent fiscal year ended December 31, 2002 Eaton Vance Institutional Short Term Treasury Fund paid an aggregate of $9,620 in audit fees and $6,350, in non-audit fees to Deloitte. Deloitte also provides services to other investment companies sponsored by Eaton Vance and serves as EVC's auditors. Total fees paid to Deloitte by EVC (and its affiliates) for EVC's fiscal year ended October 31, 2002 were $816,946. The Audit Committee and Board of Trustees of the Trust are aware that Deloitte provides services to the Eaton Vance Organization and considered whether the provision of such services is compatible with the maintenance of that firm's independence.

OFFICERS OF THE TRUST

The officers of the Trust and their length of service are set forth below. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Trust benefit from the advisory fees paid by the Funds to Eaton Vance.

                             Position(s)      Term of Office and                     Principal Occupations
Name, Address and Age(1)   Held with Fund   Length of Time Served                  During Past Five Years(2)
------------------------------------------------------------------------------------------------------------------------------------
THOMAS E. FAUST JR.           President           Since 2002        Executive Vice President of Eaton Vance, BMR, EVC and EV.
DOB: 5/31/58                                                        Chief Investment Officer of Eaton Vance and BMR and Director of
                                                                    EVC.  Chief Executive Officer of Belair Capital Fund, LLC,
                                                                    Belcrest Capital Fund LLC, Belmar Capital Fund LLC and Belport
                                                                    Capital Fund LLC (private investment companies sponsored by
                                                                    Eaton Vance).  Officer of 151 registered investment companies managed by Eaton Vance or BMR.

DUKE LAFLAMME              Vice President         Since 2001        Vice President of Eaton Vance and BMR.  Officer of 12
DOB: 7/8/69                                                         registered investment companies managed by Eaton Vance or BMR.

THOMAS H. LUSTER           Vice President         Since 2002        Vice President of Eaton Vance and BMR.  Officer of 14
DOB: 4/8/62                                                         registered investment companies managed by Eaton Vance or BMR.

EDWARD E. SMILEY, JR.      Vice President         Since 1996        Vice President of Eaton Vance and BMR.  Officer of 37
DOB: 10/5/44                                                        registered investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER                Secretary           Since 1997        Vice President, Secretary and Chief Legal Officer of BMR, Eaton
DOB: 10/10/40                                                       Vance, EVD, EV and EVC.  Officer of 191 registered investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR             Treasurer           Since 1989        Vice President of BMR, Eaton Vance and EVD.  Officer of 113
DOB: 4/1/45                                                         registered investment companies managed by Eaton Vance or BMR.

(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2)  Includes both master and feeder funds in master-feeder structure.

INVESTMENT ADVISER, ADMINISTRATOR AND UNDERWRITER

Eaton Vance serves as investment adviser to each Fund, as well as many of other funds in the Eaton Vance Group of Funds. In addition, Eaton Vance serves as administrator to each Fund. EVD acts as the principal underwriter for each Fund. The business address of Eaton Vance, BMR and EVD is The Eaton Vance Building, 255 State Street, Boston, MA 02109.

PROXY SOLICITATION AND TABULATION

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Trust's Board of Trustees will be borne by its Funds. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by the Funds' transfer agent, PFPC Inc., by broker-dealer firms or by a professional solicitation organization. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC Inc., by broker-dealer firms, in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne by pro rata by each Fund based on the number of shareholder accounts. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the proxy card for details. The Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If the Fund records votes by telephone or over the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund's receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but will have no effect on the outcome of the Proposals.

If a quorum is not present at the meeting or if the quorum is present at the meeting, but sufficient votes by the shareholders of the Trust in favor of any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Trust present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund as described above.

SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals for consideration at a subsequent shareholders' meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Funds do not conduct annual meetings.

April 8, 2003

PROXY TABULATOR
P.O. Box 9132
HINGHAM, MA  02043-9132


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                    *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

              VOTE BY TELEPHONE                           VOTE ON THE INTERNET                             VOTE BY MAIL
1) Read the Proxy Statement and have this     1) Read the Proxy Statement and have this    1) Read the Proxy Statement
   card at hand                                  card at hand                              2) If you want to vote use the Proxy Card
2) Call 1-800-690-6903                        2) Go to www.proxyweb.com/proxy                 on reverse
3) Enter CONTROL NUMBER shown at left and     3) Enter CONTROL NUMBER shown at left and    3) Return the card in the postage-paid
   follow the simple instructions                follow the simple instructions               envelope provided
4) Keep this card for your records            4) Keep this card for your records

***  CONTROL NUMBER:  999 999 999 999 99 ***

EATON VANCE INSTITUTIONAL SHORT TERM INCOME FUND

                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                    JUNE 6, 2003
                                  PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES
The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 6, 2003 at 1:30 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                                        DATED:__________________

                                PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN
                                          IN THE ACCOMPANYING ENVELOPE.
                                NO POSTAGE REQUIRED IF MAILED IN THE U.S.

                                ________________________________________________
                                Signature(s):                  (SIGN IN THE BOX)

                    Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                                               EATON VANCE PROXY

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

1. To elect as Trustee the following nominees:                                            FOR ALL              WITHHOLD
   (01) Jessica M. Bibliowicz, (02) James B. Hawkes, (03) Donald R. Dwight            Nominees Listed        authority to
   (04) Samuel L. Hayes, III, (05) William H. Park, (06) Norton H. Reamer,          (except as noted at      vote for all
   (07) Lynn A. Stout                                                                      left)            nominees listed


     ___________________________________________________________________________

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NUMBER ON THE LINE ABOVE.


NOTE ADDRESS CHANGE:  ______________________________
                      ______________________________
                      ______________________________


                          PLEASE SIGN ON REVERSE SIDE

PROXY TABULATOR
P.O. Box 9132
HINGHAM, MA  02043-9132


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                    *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

              VOTE BY TELEPHONE                           VOTE ON THE INTERNET                             VOTE BY MAIL
1) Read the Proxy Statement and have this     1) Read the Proxy Statement and have this   1) Read the Proxy Statement
   card at hand                                  card at hand                             2) If you want to vote use the Proxy Card
2) Call 1-800-690-6903                        2) Go to www.proxyweb.com/proxy                on reverse
3) Enter CONTROL NUMBER shown at left and     3) Enter CONTROL NUMBER shown at left and   3) Return the card in the postage-paid
   follow the simple instructions                follow the simple instructions              envelope provided
4) Keep this card for your records            4) Keep this card for your records

***  CONTROL NUMBER:  999 999 999 999 99 ***

EATON VANCE INSTITUTIONAL SHORT TERM TREASURY FUND

                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                    JUNE 6, 2003
                                  PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES
The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 6, 2003 at 1:30 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                                        DATED:__________________

                                PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN
                                          IN THE ACCOMPANYING ENVELOPE.
                                NO POSTAGE REQUIRED IF MAILED IN THE U.S.

                                ________________________________________________
                                Signature(s):                  (SIGN IN THE BOX)

                    Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                                               EATON VANCE PROXY

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]


WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. To elect as Trustee the following nominees:                                                 FOR ALL              WITHHOLD
   (01) Jessica M. Bibliowicz, (02) James B. Hawkes, (03) Donald R. Dwight,                Nominees Listed        authority to
   (04) Samuel L. Hayes, III, (05) William H. Park, (06) Norton H. Reamer,               (except as noted at      vote for all
   (07) Lynn A. Stout                                                                           left)            nominees listed

     ___________________________________________________________________________
     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NUMBER ON THE LINE ABOVE.



NOTE ADDRESS CHANGE:  ______________________________
                      ______________________________
                      ______________________________


                          PLEASE SIGN ON REVERSE SIDE